RELATED PARTY TRANSACTIONS	12 Months Ended
Sep. 30, 2014
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS
5.	RELATED PARTY TRANSACTIONS

Notes Payable, Related Party

In February 2009, ABS issued a promissory note (the “Note”) to Terrence Norchi (the “Note Holder”), a shareholder and director of the Company. During the period from February 2009 through February 2011, aggregate cash proceeds of $275,200 were advanced to the Company under Note. The Note accrued interest at a rate of 6% per year through December 31, 2009 and 10% per year beginning January 1, 2010. The original maturity date of the Note was August 10, 2010. In connection with the Note, the Company issued warrants to purchase shares of convertible preferred stock at the purchase price of such stock equal to 20% of the principal balance of the Note divided by the purchase price.

Upon maturity of the Note on August 10, 2010, the Note Holder entered into an agreement of forbearance with the Company extending the time to repay the Note and accrued interest for an unspecified period of time. Under the terms of the agreement, interest continued to accrue at 10% per year. On June 24, 2013 the Company repaid the full amount of principle and accrued interest and the Note Holder agreed to cancel all related warrants.

Convertible Notes Payable, Related Parties

From June 2006 through December 2008, ABS issued convertible notes (“Convertible Notes”) to related parties for aggregate cash proceeds of $105,000. The notes accrued interest at various rates ranging from 6% to 10% per year and had an original maturity date of two years from issuance. The Convertible Notes were originally convertible into shares of convertible preferred stock upon the closing of a preferred equity financing of at least $1,000,000, the number of which was to be determined by dividing the principal and accrued interest by the purchase price of the convertible preferred stock ("Conversion Price").

In connection with the notes, ABS issued warrants to purchase additional shares of convertible preferred stock at the conversion price equal to an aggregate amount of 20% of the principal. At September 30, 2012, $55,000 of the convertible notes with related parties had matured. In January 2013, an additional $50,000 matured bringing the total to $105,000. Each of the holders of the matured notes entered into an agreement of forbearance with the Company extending the time to repay the matured notes and accrued interest for an unspecified amount of time. Under the terms of the forbearance agreement, interest continued to accrue at the rate in effect at the time of maturity.

On April 20, 2013, the Convertible Note Holders and the Company entered into an agreement to cancel the related warrants and exchange the notes (with a total aggregate principal balance of $1,880,000) and the interest accrued through April 30, 2013 for the Company’s common stock upon the completion of the Merger on June 26, 2013 as described in Note 6.

Directors Compensation

In November 2010, ABS entered into an agreement to pay Terrence Norchi, its Chief Executive Officer, a cash bonus of $500,000 upon the raising of capital from a financing of at least $1,000,000. Additionally, ABS agreed that upon such closing, warrants shall be issued to him allowing the purchase of the number of shares of convertible preferred stock equal to $100,000 divided by the purchase price per share of the convertible preferred stock. On June 25, 2013 Terrence Norchi and ABS entered into a Termination Agreement and Release terminating the agreement for the cash bonus and warrants.